Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
9.	Income Taxes

There is no provision for income taxes because the Company has historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. The reported amount of income tax expense for the years differs from the amount that would result from applying domestic federal statutory tax rates to pretax losses primarily because of changes in valuation allowance.

A reconciliation of U.S. statutory rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2014	2013	2012
Tax due at statutory rate	34.0%	34.0%	34.0%
State taxes, net of federal	4.5	5.2	5.2
Permanent items	(1.0)	(0.1)	(0.1)
Federal and state credits	8.5	1.5	0.8
Change in valuation allowance	(46.0)	(40.5)	(39.9)
Other	—	(0.1)	—

	0.0%	0.0%	0.0%

Significant components of the Company’s net deferred tax asset at December 31, 2014 and 2013 are as follows:

	December 31,
	2014	2013
Net operating losses	21,907	9,401
Capitalized start-up costs	2,514	2,694
Accounting method change	(2,020)	—
Tax credit carryforwards	4,433	369
Accrued expenses	494	15
Depreciation and amortization	332	239
Stock options	623	—
Others	20	21

Total net deferred tax asset before valuation allowance	28,303	12,739
Valuation allowance	(28,303)	(12,739)

Net deferred tax asset	—	—

As of December 31, 2014, the Company had federal and state net operating loss carryforwards of $55,821 and $55,443, respectively, which begin to expire in 2031. As of December 31, 2014, the Company had federal and state research and development tax credits carryforwards of $663 and $326, respectively, which begin to expire in 2031 and 2027, respectively. As of December 31, 2014, the Company had federal orphan drug tax credit carry forwards of $3,555, which begin to expire in 2034.

As of December 31, 2014, net deferred tax assets increased approximately $15,564 primarily due to the operating loss and tax credits incurred during the year. This increase in net deferred tax assets was offset by a corresponding increase in the valuation allowance.

Management of the Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, which are comprised principally of net operating loss carryforwards and capitalized start-up costs. Under the applicable accounting standards, management has considered the Company’s history of losses and concluded that it is more likely than not that the Company will not recognize the benefits of federal and state deferred tax assets. Accordingly, a full valuation allowance of $28,303 and $12,739 has been established at December 31, 2014 and 2013, respectively.

Pursuant to Section 382 of the Internal Revenue Code, certain substantial changes in the Company’s ownership may result in a limitation on the amount of net operating loss carryforwards and tax carryforwards that may be used in future years. Utilization of the net operating loss (“NOL”) and tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of NOL and tax credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. The Company has not completed a study to assess whether an ownership change has occurred, or whether there have been multiple ownership changes since its formation, due to significant complexity and related costs associated with such a study. There could also be additional ownership changes in the future which may result in additional limitations on the utilization of NOL carryforwards and credits.

The Company applies the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Company to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals of litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon the ultimate settlement with the relevant taxing authority.

The following is a rollforward of the Company’s unrecognized tax benefits:

	Year Ended December 31,
	2014	2013	2012
Unrecognized tax benefits—as of the beginning of the year	$2,880	$1,477	$504
Gross increases—current period tax positions	—	1,403	—
Gross decreases—tax positions of prior periods	(2,880)	—	973

Unrecognized tax benefits—as of the end of the year	$—	$2,880	$1,477

During 2014, the Company filed an application for change in accounting method with the IRS to capitalize start-up costs that were historically deducted and included as part of the NOL carryforward through December 31, 2013. As a result, the Company’s unrecognized tax benefits, which historically related to start-up costs, are zero at December 31, 2014.

The Company will recognize interest and penalties related to uncertain tax positions in income tax expense when in a taxable income position. As of December 31, 2014 and 2013, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s statement of operations.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations, and the Company’s tax returns are open under statute from 2011 to the present. The Company’s policy is to record interest and penalties related to income taxes as part of the tax provision.